UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-03632

DWS Tax Free Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS
MAY 31, 2011 Annual Report to Shareholders

DWS Intermediate Tax/AMT Free Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
13 Portfolio Summary
15 Investment Portfolio
31 Statement of Assets and Liabilities
33 Statement of Operations
34 Statement of Changes in Net Assets
35 Financial Highlights
40 Notes to Financial Statements
49 Report of Independent Registered Public Accounting Firm
50 Tax Information
51 Summary of Management Fee Evaluation by Independent Fee Consultant
55 Board Members and Officers
59 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Although the fund seeks income that is federally tax-free, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2011
Average Annual Total Returns as of 5/31/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	2.71%	4.77%	4.43%	4.12%
Class B	1.87%	3.91%	3.60%	3.30%
Class C	1.91%	3.97%	3.64%	3.33%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	-0.12%	3.80%	3.85%	3.83%
Class B (max 4.00% CDSC)	-1.12%	3.29%	3.42%	3.30%
Class C (max 1.00% CDSC)	1.91%	3.97%	3.64%	3.33%
No Sales Charges					Life of Institutional Class*
Class S	2.88%	4.94%	4.64%	4.35%	N/A
Institutional Class	2.98%	5.05%	4.73%	N/A	4.08%
Barclays Capital 7-Year Municipal Bond Index+	5.22%	6.26%	5.85%	5.25%	4.89%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated November 23, 2010 are 0.79%, 1.61%, 1.57%, 0.64% and 0.51% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local taxes.

Returns shown for Class A, B and C shares for the period prior to their inception on June 11, 2001 are derived from the historical performance of Class S shares of DWS Intermediate Tax/AMT Free Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Intermediate Tax/AMT Free Fund — Class A [] Barclays Capital 7-Year Municipal Bond Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital 7-Year Municipal Bond Index is an unmanaged, total return subset of the Barclays Capital Municipal Bond Index. It includes maturities of six to eight years.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 5/31/11	$11.40	$11.41	$11.40	$11.41	$11.41
5/31/10	$11.46	$11.47	$11.46	$11.47	$11.47
Distribution Information: Twelve Months as of 5/31/11: Income Dividends	$.36	$.27	$.27	$.38	$.39
May Income Dividend	$.0297	$.0221	$.0218	$.0315	$.0324
SEC 30-day Yield++ as of 5/31/11	2.33%	1.62%	1.59%	2.58%	2.68%
Tax Equivalent Yield++ as of 5/31/11	3.58%	2.49%	2.45%	3.97%	4.12%
Current Annualized Distribution Rate++ as of 5/31/11	3.13%	2.32%	2.29%	3.31%	3.41%

++ The SEC yield is net investment income per share earned over the month ended May 31, 2011, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.51% for Class S shares had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2011. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.24% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Intermediate Municipal Debt Funds Category as of 5/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	123	of	168	73
3-Year	50	of	140	36
5-Year	46	of	127	36
Class B 1-Year	156	of	168	93
3-Year	103	of	140	74
5-Year	91	of	127	72
Class C 1-Year	155	of	168	92
3-Year	101	of	140	72
5-Year	89	of	127	70
Class S 1-Year	114	of	168	68
3-Year	35	of	140	25
5-Year	25	of	127	20
10-Year	29	of	83	35
Institutional Class 1-Year	105	of	168	63
3-Year	25	of	140	18
5-Year	20	of	127	16

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class S shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2010 to May 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended May 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/11	$1,019.90	$1,015.90	$1,015.90	$1,020.80	$1,021.40
Expenses Paid per $1,000*	$3.93	$7.89	$7.89	$3.02	$2.52
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/11	$1,021.04	$1,017.10	$1,017.10	$1,021.94	$1,022.44
Expenses Paid per $1,000*	$3.93	$7.90	$7.90	$3.02	$2.52

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Intermediate Tax/AMT Free Fund	.78%	1.57%	1.57%	.60%	.50%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Intermediate Tax/AMT Free Fund posted a return of 2.71% over the 12 months ended May 31, 2011 (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance). The overall municipal bond market, as measured by the unmanaged Barclays Capital Municipal Bond Index, delivered a total return of 3.18% for the same period.1 The Barclays Capital 7-Year Municipal Bond Index returned 5.22%.2 The broad taxable bond market, as measured by the Barclays Capital Aggregate Bond Index, provided a total return of 5.84% for the same period.3 The fund's average peer in the Lipper Intermediate Municipal Debt Funds category returned 3.36%.4 (Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information.)

The municipal market has continued to be dogged by concerns over the finances of states and localities, among them New York and Illinois, generating many of the negative headlines. As the fiscal period began, investor demand for municipals was supported to a degree by the very low yields available on Treasuries and cash equivalents. In addition, existing long-term issues benefited from reduced new tax-free supply as municipal issuers took advantage of the American Recovery and Reinvestment Act to issue taxable Build America Bonds (BABs) with interest rates in effect subsidized by the federal government.5

As the period progressed, a number of issues weighed on the municipal market, leading to sharp outflows from municipal bond mutual funds. These issues included investor anticipation that the BABs program would not be extended past 2010, potentially leading to a higher volume of tax-free supply. Adding to the downward pressure on prices was a rise in interest rates generally as Treasuries sold off. Finally, the very real budget struggles of state and local issuers received heightened press attention late in 2010. The net result was a -4.17% return for municipals over the fourth quarter of 2010, one of the worst quarters in the history of the municipal bond market. Municipals overall assumed a generally positive trend over the first five months of 2011, helped by a decrease of more than 50% in the supply of new issues versus the same period in 2010. In addition, municipals as an asset class have attracted interest from buyers seeking higher yields than those available in the taxable market.

The US Federal Reserve Board (the Fed) maintained its zero interest rate policy over the 12 months, keeping the benchmark federal funds rate within the target range of 0% to 0.25%. Rates fell on short- and intermediate-term municipal issues and rose on longer-term issues, resulting in a steeper curve by period end.6 Since a bond's yield moves in the opposite direction of its price, this meant that performance of long-term municipal bonds was generally weaker than among shorter-term issues. Specifically, the two-year bond yield decreased 14 basis points from 0.58% to 0.44%, while the 30-year yield rose 30 basis points from 4.00% to 4.30%, resulting in a total steepening of 44 basis points. (See the graph on the following page for municipal bond yield changes from the beginning to the end of the period.) Municipal credit spreads — the yield advantage provided by lower-quality issues -— widened for many issues rated A or BBB for the 12 months.7
Municipal Bond Yield Curve (as of 5/31/10 and 5/31/11)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

Positive Contributors to Fund Performance

The fund's overall emphasis on higher-quality issues was helpful in an environment where credit spreads generally widened.

The fund's exposure to California general obligations helped returns as these issues bucked the trend and experienced credit spread narrowing for longer maturities.8

Negative Contributors to Fund Performance

Given a steep yield curve, we looked throughout the period to increase exposure to bonds with maturities of 15 to 20 years, while balancing this exposure with very short-term holdings in order to maintain an overall intermediate maturity. This barbelled yield curve positioning constrained relative returns as the 7-10 year segment of the curve outperformed and the yield curve steepened, leading to price declines on longer-term issues.

Outlook and Positioning

Municipal yields are at attractive levels on an historical basis versus US Treasury bonds, especially for longer-term issues. To illustrate, at the end of May, the 10-year municipal bond was yielding approximately 87% of the comparable maturity Treasury bond, while the 30-year municipal was yielding nearly 102% of the comparable Treasury. Given a steep yield curve, we are continuing to seek to gain exposure to bonds with maturities in the 15-to-20-year range.

While revenues have been increasing, state and local governments continue to be challenged to enact the spending cuts and tax increases necessary to balance their budgets. With this backdrop, the expertise we bring to researching municipal sectors and individual issues continues to be of critical importance. We monitor the fund's holdings and will not hesitate to take appropriate action if there are signs of credit deterioration. We will continue to take a prudent approach to investing in the municipal market that emphasizes careful security selection and broad diversification.9

A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Intermediate Tax/AMT Free Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the US for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Portfolio Management Team

Philip G. Condon

Ashton P. Goodfield, CFA

Co-Lead Portfolio Managers

Shelly L. Deitert

Portfolio Manager

1 The Barclays Capital Municipal Bond Index is a broad-based, total-return index comprising more than 40,000 investment-grade fixed-rate municipal bonds with maturities of at least two years.

2 The Barclays Capital 7-Year Municipal Bond Index is an unmanaged, total-return subset of the Barclays Capital Municipal Bond Index.

3 The Barclays Capital Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns, unlike fund returns, do not reflect any fees of expenses. It is not possible to invest directly into an index.

4 The Lipper Intermediate Municipal Debt Funds category includes funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Intermediate Municipal Debt Funds category. For the 1-, 3- and 5-year periods, this category's average return was 3.36% (168 funds), 4.40% (140 funds) and 4.10% (127 funds), respectively, as of 5/31/11. It is not possible to invest directly in a category or any index.

5 Build America Bonds (BABs) were first introduced in 2008 as part of the American Recovery and Reinvestment Act. Designed to lower the cost of borrowing for state and local governments to finance new projects, these bonds are taxable municipal bonds that feature tax credits and/or federal subsidies for bondholders and state and local government bond issuers.

6 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities.

7 Credit spread is the additional yield provided by municipal bonds rated AA and below versus municipals rated AAA with comparable effective maturity.

8 General Obligation Bonds are bonds that are backed by the taxing power of the state or local government or municipality and not by the revenue from the project the bond is funding.

9 Diversification neither assures a profit nor guarantees against a loss.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio)	5/31/11	5/31/10

Revenue Bonds	63%	67%
General Obligation Bonds	25%	20%
Lease Obligations	7%	8%
ETM/Prerefunded	5%	5%
	100%	100%

Quality	5/31/11	5/31/10

AAA	18%	21%
AA	49%	45%
A	26%	26%
BBB	7%	6%
Not Rated	0%	2%
	100%	100%

Interest Rate Sensitivity	5/31/11	5/31/10

Effective Maturity	6.2 years	5.8 years
Effective Duration	5.7 years	5.2 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Asset allocation and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.
Top Five State Allocations (As a % of Investment Portfolio)	5/31/11	5/31/10

Texas	20%	17%
California	16%	15%
Florida	7%	7%
Illinois	5%	5%
Washington	5%	2%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of May 31, 2011
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 98.8%
Alabama 0.2%
Alabama, State Public School & College Authority Revenue, Series A, 5.0%, 5/1/2024	3,000,000	3,328,860
Arizona 2.7%
Arizona, Health Facilities Authority Revenue, Banner Health, Series A, 5.0%, 1/1/2020	3,000,000	3,179,490
Arizona, Health Facilities Authority, Hospital System Revenue, Phoenix Baptist Hospital & Medical Center, ETM, 6.25%, 9/1/2011, INS: NATL	35,000	35,173
Arizona, State Transportation Board Excise Tax Revenue, Maricopa County Regional Area Road, 5.0%, 7/1/2025	3,000,000	3,291,120
Arizona, Water Infrastructure Finance Authority Revenue, Series A, 5.0%, 10/1/2024	4,000,000	4,416,240
Arizona, Water Infrastructure Finance Authority Revenue, Water Quality, Series A, 5.0%, 10/1/2030	3,750,000	4,016,850
Maricopa County, AZ, Industrial Development Authority, Hospital Facility Revenue, Samaritan Health Services, Series B, ETM, 6.0%, 12/1/2019, INS: NATL	3,315,000	3,912,297
Phoenix, AZ, Civic Improvement Corp., Airport Revenue, Series A, 5.0%, 7/1/2028	4,000,000	4,140,080
Phoenix, AZ, Civic Improvement Corp., Wastewater System Revenue, 5.5%, 7/1/2022	2,545,000	2,913,287
Phoenix, AZ, General Obligation, Series B, 5.0%, 7/1/2018	10,000,000	11,629,900
		37,534,437
California 15.6%
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area:
Series F-1, 5.0%, 4/1/2028	10,000,000	10,416,900
Series F-1, 5.25%, 4/1/2029	2,500,000	2,664,075
California, Department of Water Resources Power Supply Revenue, Series A, Prerefunded 5/1/2012 @ 101, 5.5%, 5/1/2015, INS: AMBAC	10,000,000	10,581,300
California, Electric Revenue, Department of Water Resources & Power Supply, Series A, Prerefunded 5/1/2012 @ 101, 5.875%, 5/1/2016	7,000,000	7,430,920
California, General Obligation, Economic Recovery, Series A, 5.25%, 7/1/2014, INS: FGIC, NATL	10,000,000	11,236,800
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series A, 6.0%, 7/1/2029	4,000,000	4,179,280
California, Health Facilities Financing Authority Revenue, Scripps Health, Series C, 0.12%*, 10/1/2040, LOC: Barclays Bank PLC	1,000,000	1,000,000
California, Infrastructure & Economic Development Bank Revenue, Clean Water, State Revolving Fund, 5.0%, 10/1/2017	6,735,000	7,093,773
California, Pollution Control Financing Authority, Solid Waste Disposal Revenue, USA Waste Services, Inc. Project, Series B, 1.75%, 6/1/2018	4,100,000	4,100,000
California, State Department of Water Resources, Power Supply Revenue, Series M, 5.0%, 5/1/2013	10,295,000	11,181,502
California, State Department Water Resources Center, Valley Project Revenue:
Series Y, 5.25%, 12/1/2016, INS: FGIC, NATL	2,955,000	3,200,561
Series Y, Prerefunded 6/1/2013 @ 100, 5.25%, 12/1/2016, INS: FGIC	45,000	49,326
California, State Economic Recovery, Series A, 5.25%, 7/1/2021	5,000,000	5,757,500
California, State General Obligation, Various Purposes:
5.25%, 10/1/2025	10,000,000	10,576,300
5.75%, 4/1/2027	5,000,000	5,393,000
6.0%, 4/1/2018	1,700,000	2,062,389
6.0%, 3/1/2033	3,765,000	4,102,645
California, State Public Works Board, Lease Revenue, Capital Projects, Series I-1, 6.25%, 11/1/2021	7,000,000	7,881,930
California, State Public Works Board, Lease Revenue, Department of General Services, Buildings 8 & 9, Series A, 6.125%, 4/1/2028	2,000,000	2,114,320
California, Statewide Communities Development Authority Revenue, Certificates of Participation, Cedars-Sinai Medical Center, 6.5%, 8/1/2012	3,010,000	3,089,314
California, University Revenues, Limited Project, Series E, 5.0%, 5/15/2021	5,000,000	5,772,550
Chino Basin, CA, Regional Financing Authority Revenue, Inland Empire Utilities Agency, Series B, 0.12%*, 6/1/2032, LOC: Lloyds TSB Bank PLC	4,090,000	4,090,000
Emeryville, CA, Redevelopment Agency, Residential Mortgage, ETM, 7.5%, 9/1/2011	25,000	25,388
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport, Series A, 5.0%, 5/15/2031	10,000,000	10,287,000
Los Angeles, CA, General Obligation:
Series A, 5.0%, 9/1/2019, INS: AGMC	6,340,000	7,003,671
Series A, 5.0%, 9/1/2020, INS: AGMC	5,915,000	6,503,720
Los Angeles, CA, School District General Obligation, Prerefunded 7/1/2013 @ 100, 5.5%, 7/1/2015, INS: NATL	4,000,000	4,420,600
Orange County, CA, Airport Revenue, Series A, 5.25%, 7/1/2025	3,000,000	3,223,470
Sacramento, CA, Municipal Utility District, Electric Revenue, Series U, 5.0%, 8/15/2023, INS: AGMC	7,000,000	7,531,160
San Diego County, CA, Regional Airport Authority Revenue:
Series A, 5.0%, 7/1/2029	7,245,000	7,278,834
Series A, 5.0%, 7/1/2030	5,000,000	4,990,650
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue, Series A, 5.125%, 5/15/2029	4,000,000	4,221,640
San Diego, CA, Public Facilities Financing Authority, Water Revenue:
Series A, 5.25%, 8/1/2027	5,000,000	5,374,050
Series A, 5.25%, 8/1/2028	5,000,000	5,334,950
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Series E, 5.25%, 5/1/2024	9,000,000	9,675,720
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Governmental Purpose:
Series C, 5.0%, 5/1/2025	2,000,000	2,100,440
Series C, 5.0%, 5/1/2026	2,850,000	2,939,861
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue, Series A, Zero Coupon, 1/15/2012, INS: NATL	825,000	800,275
South Orange County, CA, Public Finance Authority, Special Tax Revenue, Foothill Area, Series A, 5.25%, 8/15/2016, INS: FGIC, NATL	6,260,000	6,765,182
Turlock, CA, Public Financing Authority Revenue, 5.25%, 9/1/2015	25,000	25,122
Ventura County, CA, Certificates of Participation, Public Financing Authority III, 6.0%, 8/15/2026	3,370,000	3,704,877
		216,180,995
Colorado 1.0%
Aurora, CO, Water Improvement Revenue, First Lien, Series A, 5.0%, 8/1/2021, INS: AMBAC	7,000,000	7,775,460
Colorado, Health Facilities Authority Revenue, Sisters Leavenworth, Series A, 5.25%, 1/1/2025	2,500,000	2,641,300
Colorado, Housing & Finance Authority, Single Family Mortgage, "I", Series B3, 0.17%*, 11/1/2021, LOC: Fannie Mae, Freddie Mac	1,915,000	1,915,000
Colorado, Housing Finance Authority, Multi-Family Insured Mortgage, Series C-3, 5.7%, 10/1/2021	70,000	70,066
Colorado, Housing Finance Authority, Single Family Program:
Series A-3, 6.5%, 5/1/2016	10,000	10,410
Series B-3, 6.55%, 5/1/2025	7,000	7,066
Colorado, University Enterprise System Revenue, Series A, 5.5%, 6/1/2023	1,000,000	1,147,220
		13,566,522
Connecticut 0.3%
Connecticut, State General Obligation, Series C, 5.0%, 6/1/2017, INS: AGMC	3,170,000	3,655,929
Delaware 0.4%
Delaware, Transportation Authority Revenue, 5.0%, 9/1/2024	5,115,000	5,754,426
District of Columbia 1.0%
District of Columbia, Bond Anticipation Notes, Pilot Arthur Revenue, 4.0%, 12/1/2012	3,705,000	3,867,131
District of Columbia, Income Tax Revenue, Series A, 5.0%, 12/1/2023	5,000,000	5,665,100
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 6.0%, 10/1/2013, INS: AGMC	3,630,000	4,064,112
		13,596,343
Florida 6.5%
Broward County, FL, Water & Sewer Utility Revenue, Series A, 5.0%, 10/1/2024	2,745,000	2,957,957
Dade County, FL, Health Facilities Authority Hospital Revenue, Baptist Hospital of Miami Project, Series A, ETM, 5.75%, 5/1/2021, INS: NATL	3,730,000	4,435,529
Florida, Housing Finance Corp. Revenue, Homeowner Mortgage Special Program, Series A, 5.0%, 7/1/2028	2,665,000	2,876,414
Florida, Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 5.0%, 7/1/2012	7,200,000	7,537,896
Florida, State Department of Environmental Protection Preservation Revenue, Series C, 4.0%, 7/1/2012	6,740,000	6,996,390
Florida, State Department of Environmental Protection Preservation Revenue, Florida Forever Program, Series A, 5.0%, 7/1/2011, INS: FGIC, NATL	1,820,000	1,827,080
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health Hospital, Series F, 0.15%*, 11/15/2035, LOC: Wells Fargo Bank NA	2,300,000	2,300,000
Miami-Dade County, FL, Aviation Revenue:
Series B, 5.0%, 10/1/2024	4,000,000	4,148,360
Series A, 5.75%, 10/1/2026	8,000,000	8,536,160
Miami-Dade County, FL, Aviation Revenue, Miami International Airport:
Series A-1, 5.5%, 10/1/2025	3,000,000	3,192,270
Series A-1, 5.5%, 10/1/2026	4,400,000	4,641,076
Miami-Dade County, FL, School Board, Certificates of Participation, Series A, 5.0%, 5/1/2019, INS: FGIC, NATL	3,000,000	3,185,640
Miami-Dade County, FL, Water & Sewer Systems Revenue, 5.0%, 10/1/2027, INS: AGMC	10,000,000	10,584,200
Orlando & Orange County, FL, Expressway Authority Revenue:
Series A, 5.0%, 7/1/2028	7,500,000	7,728,825
Series C, 5.0%, 7/1/2030	10,000,000	10,200,800
Orlando, FL, Utilities Commission, Utility System Revenue, Series C, 5.0%, 10/1/2011	1,000,000	1,015,660
Palm Beach County, FL, Jewish Community Campus Project Revenue, 0.23%*, 3/1/2030, LOC: Northern Trust Co.	1,110,000	1,110,000
South Florida, Water Management District, Certificates of Participation, 5.0%, 10/1/2018, INS: AMBAC	4,000,000	4,370,800
South Miami, FL, Health Facilities Authority, Hospital Revenue, Baptist Health South Florida Group, 5.0%, 8/15/2021	2,500,000	2,674,300
St. John's County, FL, Industrial Development Authority Revenue, Series A, 5.5%, 3/1/2017, INS: NATL	185,000	185,285
		90,504,642
Georgia 4.5%
Appling County, GA, Development Authority Pollution Control Revenue Oglethorpe Power Hatch Project, Series A, 2.5%, Mandatory Put 3/1/2012 @ 100, 1/1/2038	6,000,000	6,047,340
Atlanta, GA, Airport Passenger Facility Charge Revenue, Series B, 5.0%, 1/1/2021	8,345,000	8,942,836
Atlanta, GA, Airport Revenue, Series C, 5.75%, 1/1/2023	2,460,000	2,802,973
Atlanta, GA, Water & Wastewater Revenue, Series B, 5.25%, 11/1/2027, INS: AGMC	10,000,000	10,797,000
Columbus, GA, Water & Sewer Revenue, 5.25%, 5/1/2015, INS: AGMC	1,000,000	1,079,560
Fulton Dekalb, GA, Hospital Authority, Hospital Revenue Certificates, 5.25%, 1/1/2016, INS: AGMC	8,500,000	9,173,030
Gainesville & Hall County, GA, Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Healthcare, Series B, 5.5%, 2/15/2029	8,900,000	9,153,294
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 5.5%, 9/15/2024	1,705,000	1,703,414
Georgia, Municipal Electric Authority Power Revenue, Series 2005-Y, 6.4%, 1/1/2013, INS: AMBAC	2,160,000	2,268,648
Georgia, Municipal Electric Authority, Comb Cycle Project, Series A, 5.0%, 11/1/2027	1,000,000	1,044,640
Georgia, Municipal Electric Authority, General Resolution Projects, Series A, 5.25%, 1/1/2019	2,500,000	2,804,150
Georgia, Municipal Electric Authority, Project One, Series A, 5.0%, 1/1/2021	3,420,000	3,783,136
Georgia, State Road & Tollway Authority Revenue, Federal Highway Grant Anticipation Bonds, Series A, 5.0%, 6/1/2021	2,500,000	2,866,300
		62,466,321
Guam 0.1%
Guam, Government Limited Obligation Revenue, Section 30, Series A, 5.375%, 12/1/2024	1,000,000	1,008,960
Hawaii 1.5%
Hawaii, State Airports Systems Revenue:
Series A, 5.25%, 7/1/2027	2,335,000	2,436,853
Series A, 5.25%, 7/1/2028	5,010,000	5,194,719
Series A, 5.25%, 7/1/2029	3,155,000	3,250,186
Hawaii, State General Obligation, Series DK, 5.0%, 5/1/2021	9,000,000	10,294,830
		21,176,588
Illinois 5.3%
Chicago, IL, Core City General Obligation, Capital Appreciation Project, Series A, 5.3%, 1/1/2016, INS: NATL	1,100,000	1,219,240
Chicago, IL, Higher Education Revenue, City Colleges, Zero Coupon, 1/1/2014, INS: FGIC, NATL	11,570,000	10,727,010
Chicago, IL, O'Hare International Airport Revenue, Series C, 5.25%, 1/1/2030, INS: AGC	10,000,000	10,302,500
Chicago, IL, Water & Sewer Revenue, Zero Coupon, 11/1/2011, INS: FGIC, NATL	5,000,000	4,967,850
Du Page County, IL, Special Services Area No. 11, 6.75%, 1/1/2014	320,000	339,338
Du Page County, IL, Special Services Area No. 26, Bruce Lake Subdivision, General Obligation:
5.0%, 1/1/2013	65,000	65,451
5.15%, 1/1/2014	65,000	65,385
5.25%, 1/1/2016	150,000	150,378
5.5%, 1/1/2012	35,000	35,412
5.5%, 1/1/2019	255,000	251,728
5.75%, 1/1/2022	300,000	284,493
Illinois, Finance Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, 1.45%, Mandatory Put 10/3/2011 @ 100, 4/1/2013	1,500,000	1,500,525
Illinois, Municipal Electric Agency Power Supply, Series A, 5.25%, 2/1/2018, INS: FGIC, NATL	2,000,000	2,229,500
Illinois, Railsplitter Tobacco Settlement Authority Revenue, 5.0%, 6/1/2019	3,500,000	3,539,095
Illinois, Regional Transportation Authority, Series A, 5.5%, 7/1/2024, INS: FGIC, NATL	5,000,000	5,352,000
Illinois, State Building Revenue, Series B, 5.0%, 6/15/2011	1,420,000	1,422,570
Illinois, State General Obligation, 5.0%, 1/1/2024	5,000,000	4,953,750
Illinois, State Toll Highway Authority Revenue, Series A-1, 5.25%, 1/1/2030	5,000,000	5,140,600
Illinois, Transportation/Tolls Revenue, State Toll Highway Authority, Series A, 5.5%, 1/1/2013, INS: AGMC	2,200,000	2,340,558
Illinois, Will, Grundy Etc. Counties, Community College District Number 525, Joliet Jr. College, 6.25%, 6/1/2021	1,000,000	1,169,020
Rockford-Concord Commons, IL, Housing Facility, Concord Commons Project, Series A, 6.15%, 11/1/2022	1,140,000	1,141,425
Rosemont, IL, Core City General Obligation:
Series A, Zero Coupon, 12/1/2013, INS: FGIC, NATL	3,865,000	3,630,897
Series A, Zero Coupon, 12/1/2014, INS: FGIC, NATL	4,000,000	3,623,160
University of Illinois, Higher Education Revenue, Auxiliary Facilities System:
Series A, 5.5%, 4/1/2015, INS: AMBAC	3,860,000	4,300,542
Series A, 5.5%, 4/1/2016, INS: AMBAC	3,580,000	4,049,947
		72,802,374
Indiana 1.7%
Indiana, State Finance Authority Revenue, State Revolving Fund Program, Series B, 5.0%, 2/1/2029	2,240,000	2,405,133
Indiana, Transportation Finance Authority Highway Revenue, Series A, 5.5%, 12/1/2022	10,000,000	11,645,000
Indianapolis, IN, City Core General Obligation, Local Improvements, Series B, 6.0%, 1/10/2013	1,305,000	1,364,991
Indianapolis, IN, State Agency Revenue Lease, Local Improvements, Series D, 6.75%, 2/1/2014	5,340,000	5,731,368
Jasper County, IN, Pollution Control Revenue, Northern Indiana Public Service, Series C, 5.85%, 4/1/2019, INS: NATL	2,000,000	2,240,740
		23,387,232
Iowa 0.7%
Iowa, Finance Authority, Health Facilities Revenue, Iowa Health System, 5.25%, 2/15/2029, INS: AGC	10,000,000	10,250,600
Kansas 1.1%
Johnson County, KS, School District General Obligation, Unified School District No. 231, Series A, 5.25%, 10/1/2014, INS: AGMC	2,220,000	2,524,606
Kansas, State Development Finance Authority Hospital Revenue, Adventist Health, 5.5%, 11/15/2022	4,470,000	5,040,193
Kansas, State Development Finance Authority Revenue, Sisters Leavenworth, Series A, 5.25%, 1/1/2025	7,500,000	7,978,950
		15,543,749
Kentucky 0.1%
Kentucky, Asset/Liability Commission Agency Revenue, Federal Highway Trust, First Series, 5.25%, 9/1/2019, INS: NATL	1,000,000	1,184,820
Louisiana 0.7%
Louisiana, Local Government Environmental Facilities & Community Development Authority, LCTCS Facilities Corp. Project, Series B, 5.0%, 10/1/2027, INS: AGC	1,365,000	1,402,838
Louisiana, Regional Transit Authority, Sales Tax Revenue, 5.0%, 12/1/2025, INS: AGMC	1,550,000	1,650,688
Louisiana, Sales & Special Tax Revenue, Regional Transportation Authority, Series A, 144A, 7.95%, 12/1/2013, INS: FGIC, NATL	2,815,000	3,179,092
Louisiana, State Offshore Terminal Authority, Deepwater Port Revenue, Loop LLC Project, Series B-1, 1.875%, Mandatory Put 10/1/2013 @ 100, 10/1/2040	3,250,000	3,255,882
		9,488,500
Maine 0.6%
Maine, Health & Higher Educational Facilities Authority Revenue, Series A, 5.25%, 7/1/2031	8,040,000	8,318,425
Maryland 0.4%
Maryland, General Obligation, State & Local Facilities Loan, Series 2, 5.0%, 8/1/2019	5,000,000	5,801,200
Massachusetts 2.3%
Boston, MA, Deutsches Altenheim, Inc., Series A, 5.95%, 10/1/2018	325,000	335,420
Holyoke, MA, Gas & Electric Department Revenue, Series A, 5.375%, 12/1/2016, INS: NATL	1,260,000	1,309,165
Massachusetts, Development Finance Agency, Human Services Provider, Seven Hills Foundation & Affiliates, 4.85%, 9/1/2013, INS: Radian	195,000	195,470
Massachusetts, Municipal Wholesale Electric Co., Power Supply Systems Revenue, Nuclear Project No. 4, Series A, 5.25%, 7/1/2014, INS: NATL	5,915,000	6,080,088
Massachusetts, State Development Finance Agency Revenue, Harvard University, Series B-3, 5.0%, 1/1/2022	9,210,000	10,983,662
Massachusetts, State Federal Highway, Grant Anticipation Notes, Series A, ETM, 5.25%, 12/15/2012	5,050,000	5,431,628
Massachusetts, State General Obligation, Series D, 5.5%, 11/1/2015, INS: NATL	1,000,000	1,182,100
Massachusetts, State Health & Educational Facilities Authority Revenue, Amherst College, Series J-1, 0.11%*, 11/1/2035	400,000	400,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 6.0%, 7/1/2024	5,000,000	5,335,750
		31,253,283
Michigan 2.4%
Brighton, MI, School District General Obligation, Series II, Zero Coupon, 5/1/2016, INS: AMBAC	5,000,000	4,303,800
Detroit, MI, Sewer Disposal Revenue, Series C-1, 7.0%, 7/1/2027, INS: AGMC	10,000,000	11,689,000
Michigan, Finance Authority, Trinity Health Corp., Series A, 3.0%, 12/1/2012	290,000	299,967
Michigan, State Building Authority Revenue, Facilities Program, Series H, 3.0%, 10/15/2011	750,000	756,353
Michigan, State Hospital Finance Authority Revenue, Ascension Health Senior Credit Group, Series B, 5.0%, 11/15/2025	5,920,000	6,147,210
Michigan, State Trunk Line, 5.0%, 11/1/2024	3,000,000	3,247,500
Michigan, Water & Sewer Revenue, Municipal Bond Authority, 5.375%, 10/1/2016	6,670,000	7,063,730
		33,507,560
Minnesota 0.4%
Minnesota, State General Obligation, 5.0%, 6/1/2020	4,535,000	5,167,224
Mississippi 2.1%
Mississippi, Business Finance Corp., Solid Waste Disposal Revenue, Waste Management, Inc. Project:
1.25%, Mandatory Put 11/1/2011 @ 100, 7/1/2017	4,000,000	4,003,000
1.75%, Mandatory Put 9/1/2011 @ 100, 3/1/2029	2,500,000	2,496,325
Mississippi, Business Financial Corp., Mississippi Retirement Facilities Revenue, Wesley Manor, Series A, 5.45%, 5/20/2034	2,525,000	2,249,421
Mississippi, Development Bank Special Obligation, Department of Corrections:
Series C, 5.25%, 8/1/2027	6,110,000	6,462,486
Series D, 5.25%, 8/1/2027	5,000,000	5,288,450
Mississippi, Home Corp., Single Family Mortgage Revenue, Series C-1, 5.6%, 6/1/2038	4,665,000	5,023,599
Mississippi, State University Educational Building Corp. Revenue, Residence Hall & Refunding Project, Series A, 3.5%, 8/1/2011, INS: FGIC, NATL	1,000,000	1,005,060
Rankin County, MS, School District General Obligation, 5.25%, 2/1/2015, INS: NATL	2,845,000	3,195,362
		29,723,703
Missouri 0.5%
Bridgeton, MO, Industrial Development Authority, Facilities Revenue, Mizpah Assisted Living, Series A, 5.25%, 12/20/2019	110,000	112,395
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	3,200,000	3,843,232
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Homeownership Loan Program, Series D, 4.8%, 3/1/2040	2,160,000	2,313,986
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Special Homeownership Loan Program Market Bonds, Series E-1, 5.0%, 11/1/2027	1,225,000	1,330,558
		7,600,171
Nebraska 0.1%
Omaha, NE, School District General Obligation, Series A, ETM, 6.5%, 12/1/2013	1,500,000	1,719,075
Nevada 1.2%
Clark County, NV, Airport Revenue, Series 08-E, 5.0%, 7/1/2012	1,975,000	2,067,252
Clark County, NV, Airport Systems Revenue, Series E-2, 5.0%, 7/1/2012	2,570,000	2,678,891
Clark County, NV, Board Bank:
5.0%, 6/1/2024	3,040,000	3,262,741
5.0%, 6/1/2025	3,190,000	3,374,095
Clark County, NV, General Obligation, Series A, 5.0%, 12/1/2026	3,025,000	3,171,138
Clark County, NV, School District, Series A, 4.5%, 6/15/2012, INS: AMBAC	2,200,000	2,291,938
Nevada, Housing Division, Single Family Mortgage, Series B-1, 4.95%, 4/1/2012	5,000	5,041
		16,851,096
New Hampshire 0.4%
New Hampshire, Health & Education Facilities Authority Revenue, Riverwoods Co. at Exeter, 0.17%*, 3/1/2038, LOC: Bank of America NA	5,645,000	5,645,000
New Jersey 1.2%
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.375%, 6/15/2014	2,280,000	2,406,905
New Jersey, Economic Development Authority Revenue, School Facilities Construction:
Series O, 5.0%, 3/1/2017	3,300,000	3,543,936
Series W, 5.0%, 3/1/2019	3,000,000	3,247,110
New Jersey, Sales & Special Tax Revenue, Transportation Trust Fund, Series B, 6.5%, 6/15/2011, INS: NATL	140,000	140,333
New Jersey, State Transit Corp., Certificate of Participation, Federal Transit Administration Grants, Series A, 5.0%, 9/15/2016, INS: FGIC, NATL	7,000,000	7,524,720
New Jersey, State Transportation Trust Fund Authority, Transportation System, Series B, ETM, 6.5%, 6/15/2011, INS: NATL	85,000	85,207
		16,948,211
New Mexico 0.4%
New Mexico, Mortgage Finance Authority, Single Family Mortgage:
Class I, Series E, 5.3%, 9/1/2040	1,780,000	1,939,043
Class I, Series D, 5.35%, 9/1/2040	1,720,000	1,877,139
Series I-B-2, 5.65%, 9/1/2039	945,000	1,038,319
		4,854,501
New York 4.1%
New York, Dormitory Authority, St. Joseph's Hospital, 5.25%, 7/1/2018, INS: NATL	450,000	450,333
New York, Metropolitan Transportation Authority Revenue:
Series E-2, 0.16%*, 11/1/2035, LOC: BNP Paribas	5,200,000	5,200,000
Series A, 5.5%, 11/15/2014, INS: AMBAC	5,000,000	5,649,200
New York, State Dormitory Authority Personal Income Tax Revenue, Series A, 5.0%, 3/15/2019	5,000,000	5,672,200
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Mount Sinai School of Medicine, Series A, 5.0%, 7/1/2021	1,000,000	1,083,820
New York, Tobacco Settlement Financing Corp., Series C-1, 5.5%, 6/1/2015	8,000,000	8,029,440
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue:
Series F-2, 0.18%*, 6/15/2033, SPA: JPMorgan Chase Bank	4,000,000	4,000,000
Series AA, 5.0%, 6/15/2021	10,000,000	11,300,400
New York, NY, General Obligation:
Series J, 5.25%, 5/15/2015, INS: NATL	115,000	127,467
Series J, Prerefunded 5/15/2014 @ 100, 5.25%, 5/15/2015, INS: NATL	3,885,000	4,412,311
New York, NY, State Agency General Obligation Lease, Tobacco Settlement Funding Corp., Series A-1, 5.5%, 6/1/2018	10,000,000	10,388,900
Oneida County, NY, Industrial Development Agency Revenue, Civic Facilities, 5.0%, 3/1/2014, LOC: HSBC Bank PLC	370,000	373,227
		56,687,298
North Carolina 1.5%
Charlotte, NC, Airport Revenue, Series A, 5.5%, 7/1/2034	1,000,000	1,043,150
North Carolina, Eastern Municipal Power Agency Systems Revenue, Series B, 5.0%, 1/1/2026	4,200,000	4,355,358
North Carolina, Electric Revenue, Catawba Municipal Power Agency No. 1, Series A, 5.25%, 1/1/2020	2,000,000	2,253,600
North Carolina, Electric Revenue, Municipal Power Agency, Series F, 5.5%, 1/1/2016	1,000,000	1,053,780
North Carolina, State Capital Improvement Obligation, Series A, 5.0%, 5/1/2024	10,745,000	12,121,005
		20,826,893
North Dakota 0.2%
Fargo, ND, Sanford Health Systems Revenue:
4.0%, 11/1/2012	1,600,000	1,661,632
5.5%, 11/1/2021	1,250,000	1,378,925
		3,040,557
Ohio 2.8%
Akron, Bath & Copley, OH, Joint Township Hospital District Revenue, Health Care Facility, Summner Project, 0.18%*, 12/1/2032, LOC: KBC Bank NV	1,700,000	1,700,000
Montgomery County, OH, Catholic Health Revenue, Series C-2, 4.1%, Mandatory Put 11/10/2011 @ 100, 10/1/2041	1,895,000	1,923,103
Ohio, Capital Housing Corp. Mortgage, Georgetown Section 8, Series A, 6.625%, 7/1/2022	635,000	636,054
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013, INS: AGMC	1,140,000	1,157,921
Ohio, State Higher Educational Facility Commission Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2021	2,150,000	2,369,451
Ohio, State Higher Educational Facility Commission Revenue, Summa Health Systems 2010 Project, 5.5%, 11/15/2030, INS: AGMC	5,000,000	5,107,950
Ohio, State Highway Capital Improvement, Series P, 5.0%, 5/1/2013	7,000,000	7,586,740
Ohio, State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities Program, Series E, 5.0%, 9/1/2039	1,610,000	1,734,727
Ohio, State Water Development Authority, Solid Waste Revenue, Waste Management, Inc. Project, 2.3%*, 6/1/2013	3,000,000	3,000,000
Ohio, University of Akron, General Receipts, Series A, 5.0%, 1/1/2028, INS: AGMC	4,725,000	4,910,267
Ohio, Water & Sewer Revenue, Water Development Authority, Pure Water Improvement Project, Series B, 5.5%, 6/1/2015, INS: AGMC	2,280,000	2,663,245
Ross County, OH, Hospital Revenue, Adena Health System, 5.75%, 12/1/2022	5,750,000	6,152,270
		38,941,728
Oklahoma 0.1%
Oklahoma, Ordinance Works Authority, Ralston Purina Project, 6.3%, 9/1/2015	1,500,000	1,504,725
Oregon 1.5%
Clackamas County, OR, North Clackamas School District No. 12, Convertible Deferred Interest, Series B, Step-up Coupon, 0% to 6/15/2011, 5.0% to 6/15/2027, INS: AGMC	6,535,000	6,869,265
Oregon, State Department of Administrative Services Lottery Revenue, Series A, 5.25%, 4/1/2028	2,000,000	2,245,600
Oregon, State Department of Administrative Services, Certificates of Participation, Series A, 5.0%, 5/1/2012	1,875,000	1,954,444
Oregon, State General Obligation:
Series L, 5.0%, 5/1/2025	3,000,000	3,388,170
Series J, 5.0%, 5/1/2029	5,425,000	5,942,111
		20,399,590
Pennsylvania 1.6%
Allegheny County, PA, Airport Revenue, San Authority, 5.375%, 12/1/2015, INS: NATL	3,370,000	3,459,777
Erie, PA, Higher Education Building Authority, Gannon University Project, Series E, 5.2%, 7/15/2016	800,000	801,312
Lancaster, PA, Sewer Authority Revenue, ETM, 6.0%, 4/1/2012	10,000	10,388
Montgomery County, PA, Redevelopment Authority, Multi-Family Housing Revenue, Forge Gate Apartments Project, Series A, 0.18%*, 8/15/2031, LIQ: Fannie Mae	1,510,000	1,510,000
Pennsylvania, Commonwealth Systems of Higher Education, University of Pittsburgh Capital Project, Series B, 5.5%, 9/15/2024	1,000,000	1,145,310
Pennsylvania, Delaware River Junction Toll Bridge, Commonwealth of Pennsylvania Bridge Revenue, 5.25%, 7/1/2013	1,000,000	1,079,950
Pennsylvania, Higher Educational Facilities Authority, College & University Revenue, University of the Arts, 5.5%, 3/15/2013, INS: Radian	545,000	546,014
Pennsylvania, Higher Educational Facility Authority, Health Services Revenue, Allegheny Delaware Valley Obligation, Series C, 5.875%, 11/15/2018, INS: NATL	1,450,000	1,378,196
Philadelphia, PA, Airport Revenue, Series A, 5.25%, 6/15/2030	10,890,000	11,306,433
Philadelphia, PA, Redevelopment Authority, Multi-Family Housing Revenue, Woodstock, 5.45%, 2/1/2023	545,000	561,835
Williamsport, PA, Multi-Family Housing Authority, Series A, 5.25%, 1/1/2015, INS: NATL	370,000	370,832
		22,170,047
Puerto Rico 2.1%
Commonwealth of Puerto Rico, Public Improvement, Series A, 5.25%, 7/1/2012	2,000,000	2,069,820
Puerto Rico, Electric Power Authority Revenue, Series UU, 5.0%, 7/1/2019, INS: NATL	3,000,000	3,207,390
Puerto Rico, Public Buildings Authority Revenue, Government Facilities, Series M, 6.0%, 7/1/2020	3,045,000	3,292,680
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 5.0%, Mandatory Put 8/1/2011 @ 100, 8/1/2039	3,000,000	3,024,210
Series A, 5.25%, 8/1/2027	11,965,000	12,194,848
Series A, 5.5%, 8/1/2028	5,000,000	5,131,850
		28,920,798
Rhode Island 0.4%
Rhode Island, State & Providence Plantations, Construction Capital Development Loan, Series A, 5.0%, 8/1/2017, INS: AGMC	5,000,000	5,697,650
South Carolina 0.6%
South Carolina, Water & Sewer Revenue, Grand Strand Water & Sewer Authority:
5.375%, 6/1/2015, INS: AGMC	3,705,000	3,870,058
5.375%, 6/1/2016, INS: AGMC	3,900,000	4,073,745
		7,943,803
Tennessee 0.8%
Jackson, TN, Energy Authority, Water Systems Revenue, 0.18%*, 12/1/2023, LOC: US Bank NA	300,000	300,000
Johnson City, TN, Hospital & Healthcare Revenue, Medical Center Hospital, ETM, 5.5%, 7/1/2013, INS: NATL	3,305,000	3,641,581
Memphis & Shelby Counties, TN, Sports, Expo & Entertainment Revenue, Sports Authority Memphis Arena Project, Series A, Prerefunded 11/1/2012 @ 100, 5.5%, 11/1/2015, INS: AMBAC	3,545,000	3,796,553
Nashville & Davidson Counties, TN, Water & Sewer Revenue, Series B, 5.25%, 1/1/2013, INS: FGIC, NATL	3,310,000	3,564,473
		11,302,607
Texas 20.0%
Brownsville, TX, Electric Revenue, ETM, 6.25%, 9/1/2014, INS: NATL	4,240,000	4,631,267
Comal, TX, Independent School District, School Building Improvements, 5.25%, 2/1/2020	2,330,000	2,721,603
Cypress-Fairbanks, TX, Independent School District, School House Building Improvements:
5.0%, 2/15/2019	1,300,000	1,499,563
5.0%, 2/15/2021	1,850,000	2,096,956
Dallas, TX, Waterworks & Sewer Systems Revenue:
5.0%, 10/1/2029	4,000,000	4,375,640
5.0%, 10/1/2030	5,000,000	5,432,700
El Paso, TX, Independent School District, School Building Improvements, 5.0%, 8/15/2022	4,885,000	5,538,027
Fort Bend, TX, Independent School District, 5.0%, 8/15/2026	2,000,000	2,176,880
Fort Worth, TX, Independent School District, School Building, 5.0%, 2/15/2028	9,210,000	10,018,638
Harris County, TX, Cultural Education Facilities Finance Corp., Special Facilities Revenue, Texas Medical Center, Series B-2, 0.11%*, 9/1/2031, LOC: JPMorgan Chase & Co.	3,100,000	3,100,000
Harris County, TX, Flood Control District, Contract Tax:
Series A, 5.0%, 10/1/2029	5,000,000	5,420,450
Series A, 5.0%, 10/1/2030	5,000,000	5,379,950
Harris County, TX, Permanent Improvement, Series A, 5.0%, 10/1/2028	10,000,000	10,963,800
Harris County, TX, Port Houston Authority, Series D-1, 5.0%, 10/1/2035	12,190,000	12,815,713
Houston, TX, Airport System Revenue, Series A, 5.25%, 7/1/2029	8,000,000	8,342,880
Houston, TX, Public Improvement, Series A, 5.0%, 3/1/2026	8,000,000	8,630,400
Houston, TX, Utility Systems Revenue, Series A, 5.25%, 11/15/2028	2,500,000	2,749,150
Houston, TX, Water & Sewer Revenue:
Series A, 5.5%, 12/1/2015, INS: AGMC	8,250,000	8,452,867
Series B, Prerefunded 12/1/2012 @ 100, 5.75%, 12/1/2016, INS: AMBAC	1,000,000	1,080,690
Houston, TX, Water & Sewer Revenue, Water Conveyance Systems Contract, Series J, 6.25%, 12/15/2013, INS: AMBAC	2,500,000	2,644,700
Humble, TX, Independent School District, School Building, Series A, 5.0%, 2/15/2029	1,335,000	1,452,079
Jefferson County, TX, Health Facilities Development Corp., Baptist Hospitals, Prerefunded 8/15/2011 @ 100, 5.2%, 8/15/2021, INS: AMBAC	350,000	353,154
Lewisville, TX, Independent School District, School Building, 5.0%, 8/15/2026	6,360,000	6,947,473
Longview, TX, Independent School District, School Building Improvements, 5.0%, 2/15/2022	2,000,000	2,272,080
Lubbock, TX, Electric Light & Power Systems Revenue, 4.0%, 4/15/2012	500,000	515,450
Lubbock, TX, General Obligation, 5.0%, 2/15/2029	2,000,000	2,150,280
McAllen, TX, General Obligation Certificates, 4.0%, 2/15/2012	600,000	615,648
North Texas, Tollway Authority Revenue, First Tier:
Series E-3, 5.75%, Mandatory Put 1/1/2016 @ 100, 1/1/2038	4,900,000	5,523,231
Series A, 6.0%, 1/1/2022	7,000,000	7,858,970
Series L-2, 6.0%, Mandatory Put 1/1/2013 @ 100, 1/1/2038	6,000,000	6,403,680
North Texas, Tollway Authority Revenue, Special Projects Systems, Series A, 5.5%, 9/1/2028	1,240,000	1,372,519
Pasadena, TX, Independent School District:
5.0%, 2/15/2027	6,960,000	7,646,813
5.0%, 2/15/2028	5,930,000	6,468,978
Plano, TX, General Obligation, 5.0%, 9/1/2029	1,635,000	1,775,365
Plano, TX, Independent School District, 5.0%, 2/15/2013	2,500,000	2,695,400
Richardson, TX, General Obligation, 4.0%, 2/15/2012	500,000	513,290
San Antonio, TX, Electric & Gas Revenue, Series A, 5.25%, 2/1/2026	7,000,000	7,745,220
San Antonio, TX, General Improvement, Series 2006, 5.5%, 8/1/2014, INS: FGIC, NATL	3,000,000	3,444,060
Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue, Ascension Health Senior Credit Group, Series D, 5.0%, 11/15/2029	5,000,000	5,107,050
Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue, Texas Health Resources:
Series A, 5.0%, 2/15/2018	2,000,000	2,216,880
Series A, 5.0%, 2/15/2019	2,480,000	2,709,648
Series A, 5.0%, 2/15/2020	6,180,000	6,661,978
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Scott & White Healthcare, 5.25%, 8/15/2023	2,500,000	2,643,550
Texas, Dallas-Fort Worth International Airport Revenue:
Series A, 5.0%, 11/1/2018	1,000,000	1,123,950
Series A, 5.0%, 11/1/2019	1,250,000	1,394,612
Texas, Lower Colorado River Authority Revenue, Series A, 5.875%, 5/15/2014, INS: AGMC	540,000	542,263
Texas, Lower Colorado River Authority, Transmission Contract Revenue, LCRA Transmission Services, 5.0%, 5/15/2030	5,000,000	5,099,350
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series A, 5.0%, 12/15/2012	5,000,000	5,267,650
Texas, Municipal Power Agency Revenue:
Zero Coupon, 9/1/2014, INS: NATL	1,760,000	1,658,448
ETM, Zero Coupon, 9/1/2014, INS: NATL	40,000	38,548
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue:
5.25%, 8/1/2017	5,690,000	5,986,677
5.5%, 8/1/2020	3,790,000	3,890,700
Texas, State Department of Housing & Community Affairs, Residential Mortgage Revenue, Series A, 5.375%, 1/1/2039	6,925,000	7,413,212
Texas, State Public Finance Authority Revenue, Unemployment Compensation, Series A, 5.0%, 1/1/2013	4,175,000	4,467,125
Texas, State Transportation Commission Revenue, First Tier, 5.0%, 4/1/2022	10,000,000	11,139,600
Texas, State Veterans Housing Assist Fund II, 0.17%*, 12/1/2038, SPA: Lloyds TSB Bank PLC	1,130,000	1,130,000
Texas, State Veterans' Housing Assistance Program, Fund II, Series A, 5.25%, 12/1/2023	4,000,000	4,604,880
Texas, Transportation Commission Turnpike Systems Revenue, 2.75%, Mandatory Put 2/15/2013 @ 100, 8/15/2042	5,000,000	5,052,400
Texas, Water & Sewer Revenue, 5.375%, 3/1/2015, INS: AGMC	3,710,000	4,001,087
Texas, Water & Sewer Revenue, State Revenue Revolving Funds Project, Series A, 5.625%, 7/15/2013	2,290,000	2,299,939
Texas, Water Development Board Revenue, State Revolving Fund:
Series B, Prerefunded 7/15/2014 @ 100, 5.0%, 7/15/2017	3,000,000	3,393,600
Series A, 5.0%, 7/15/2020	3,150,000	3,579,061
Series B, 5.25%, 7/15/2021	3,000,000	3,428,400
West Harris County, TX, Regional Water Authority, Water Systems Revenue:
5.0%, 12/15/2026	2,640,000	2,756,477
5.0%, 12/15/2027	2,770,000	2,872,213
5.0%, 12/15/2028	2,905,000	2,993,486
		277,298,348
Utah 0.3%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014, INS: NATL	750,000	791,520
Riverton, UT, Hospital Revenue, IHC Health Services, Inc., 5.0%, 8/15/2020	2,825,000	3,167,616
		3,959,136
Virgin Islands 0.2%
Virgin Islands, Public Finance Authority Revenue, Series B, 5.0%, 10/1/2019	1,250,000	1,356,688
Virgin Islands, Water & Power Authority, Electric Systems Revenue, Series A, 4.0%, 7/1/2012	1,000,000	1,025,880
		2,382,568
Virginia 0.1%
Richmond, VA, Metro Expressway Authority, ETM, 7.0%, 10/15/2013, INS: AMBAC	760,000	819,105
Washington 4.8%
King County, WA, General Obligation, Series A, 4.0%, 12/1/2011	1,610,000	1,640,381
Seattle, WA, Municipal Light & Power Revenue, Series B, 5.0%, 2/1/2025	7,250,000	8,006,972
Seattle, WA, Water System Revenue:
5.0%, 2/1/2020	3,870,000	4,448,565
5.0%, 2/1/2025, INS: AGMC	5,695,000	6,122,182
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2, Series A, 6.3%, 7/1/2012	1,000,000	1,064,480
Washington, State General Obligation:
Series 2011-A, 5.0%, 8/1/2028	15,000,000	16,278,750
Series 2011-A, 5.0%, 8/1/2031	17,845,000	19,011,706
Washington, State Housing Finance Commission, Homeownership Program, Series A, 4.7%, 10/1/2028	1,375,000	1,471,525
Washington, State Motor Vehicle Fuel Tax:
Series B, 5.0%, 7/1/2025, INS: AGMC	2,000,000	2,157,920
Series 2010-B, 5.0%, 8/1/2027	6,000,000	6,507,720
		66,710,201
West Virginia 0.2%
West Virginia, Transportation/Tolls Revenue, 5.25%, 5/15/2015, INS: FGIC, NATL	2,940,000	3,351,776
Wisconsin 2.1%
Wisconsin, Health & Educational Facilities, Viterbo College, Inc. Project:
Series A, 5.75%, 2/1/2012, LOC: US Bank NA	65,000	65,234
Series A, 6.0%, 2/1/2017, LOC: US Bank NA	405,000	407,036
Wisconsin, State Clean Water Revenue:
Series 1, 5.0%, 6/1/2031	2,500,000	2,657,275
Series 3, 5.5%, 6/1/2025	5,000,000	5,611,800
Wisconsin, State General Appropriation Revenue, Series A, 6.0%, 5/1/2026	5,000,000	5,729,250
Wisconsin, State General Obligation:
Series C, Prerefunded 5/1/2012 @ 100, 5.25%, 5/1/2016, INS: NATL	7,705,000	8,056,733
Series A, 5.25%, 5/1/2026	3,500,000	3,963,890
Wisconsin, State Health & Educational Facilities Authority Revenue, Aurora Health Care, Series B, 5.0%, 7/15/2013	2,000,000	2,111,180
Wisconsin, State Health & Educational Facilities Authority Revenue, Children`s Hospital of Wisconsin, Series B, 5.375%, 8/15/2024	1,000,000	1,081,080
		29,683,478

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,327,365,530)+	98.8	1,370,461,055
Other Assets and Liabilities, Net	1.2	16,662,367
Net Assets	100.0	1,387,123,422

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2011.

+ The cost for federal income tax purposes was $1,327,076,804. At May 31, 2011, net unrealized appreciation for all securities based on tax cost was $43,384,251. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $47,847,667 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,463,416.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

FGIC: Financial Guaranty Insurance Co.

INS: Insured

LIQ: Liquidity Agreement

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Radian: Radian Asset Assurance, Inc.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (a)	$—	$1,370,461,055	$—	$1,370,461,055
Total	$—	$1,370,461,055	$—	$1,370,461,055

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended May 31, 2011.

(a) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2011
Assets
Investments in securities, at value (cost $1,327,365,530)	$1,370,461,055
Receivable for investments sold	1,442,137
Receivable for Fund shares sold	4,102,779
Interest receivable	18,964,452
Due from Advisor	52,887
Other assets	79,988
Total assets	1,395,103,298
Liabilities
Cash overdraft	1,013,811
Payable for investments purchased	3,000,000
Payable for Fund shares redeemed	1,711,291
Distributions payable	846,928
Accrued management fee	373,966
Other accrued expenses and payables	1,033,880
Total liabilities	7,979,876
Net assets, at value	$1,387,123,422
Net Assets Consist of
Undistributed net investment income	694,992
Net unrealized appreciation (depreciation) on investments	43,095,525
Accumulated net realized gain (loss)	(4,988,307)
Paid-in capital	1,348,321,212
Net assets, at value	$1,387,123,422

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of May 31, 2011 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($348,693,453 ÷ 30,574,363 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.40
Maximum offering price per share (100 ÷ 97.25 of $11.40)	$11.72
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,587,122 ÷ 139,048 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.41
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($65,553,252 ÷ 5,749,997 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.40
Class S Net Asset Value, offering and redemption price per share ($667,482,006 ÷ 58,514,086 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.41
Institutional Class Net Asset Value, offering and redemption price per share ($303,807,589 ÷ 26,628,417 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.41

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended May 31, 2011
Investment Income
Income: Interest	$53,441,612
Expenses: Management fee	4,235,486
Administration fee	1,344,599
Services to shareholders	1,555,814
Custodian fee	29,114
Distribution and service fees	1,504,358
Professional fees	107,713
Trustees' fees and expenses	50,280
Reports to shareholders	96,089
Registration fees	185,864
Interest expense and fees on floating rate notes issued	24,480
Other	96,237
Total expenses before expense reductions	9,230,034
Expense reductions	(256,152)
Total expenses before expense reductions	8,973,882
Net investment income	44,467,730
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(3,079,098)
Change in net unrealized appreciation (depreciation) on investments	(8,357,887)
Net gain (loss)	(11,436,985)
Net increase (decrease) in net assets resulting from operations	$33,030,745

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$44,467,730	$32,388,444
Net realized gain (loss)	(3,079,098)	(734,737)
Change in net unrealized appreciation (depreciation)	(8,357,887)	25,890,173
Net increase (decrease) in net assets resulting from operations	33,030,745	57,543,880
Distributions to shareholders from: Net investment income: Class A	(11,496,944)	(7,433,969)
Class B	(40,397)	(55,215)
Class C	(1,588,575)	(1,063,859)
Class S	(21,824,340)	(17,682,946)
Institutional Class	(9,391,378)	(6,039,002)
Net realized gains: Class A	—	(227,117)
Class B	—	(2,037)
Class C	—	(40,464)
Class S	—	(491,189)
Institutional Class	—	(159,276)
Total distributions	(44,341,634)	(33,195,074)
Fund share transactions: Proceeds from shares sold	690,122,865	689,883,216
Reinvestment of distributions	30,728,151	22,634,836
Payments for shares redeemed	(497,293,127)	(254,656,473)
Net increase (decrease) in net assets from Fund share transactions	223,557,889	457,861,579
Increase from regulatory settlements (see Note F)	359	—
Increase (decrease) in net assets	212,247,359	482,210,385
Net assets at beginning of period	1,174,876,063	692,665,678
Net assets at end of period (including undistributed net investment income of $694,992 and $691,117, respectively)	$1,387,123,422	$1,174,876,063

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended May 31,
Class A	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$11.46	$11.15	$11.06	$11.00		$11.06
Income from investment operations: Net investment income	.36	.40	.42	.42		.43
Net realized and unrealized gain (loss)	(.06)	.32	.12	.06		(.05)
Total from investment operations	.30	.72	.54	.48		.38
Less distributions from: Net investment income	(.36)	(.40)	(.42)	(.42)		(.43)
Net realized gains	—	(.01)	(.03)	(.00	)*	(.01)
Total distributions	(.36)	(.41)	(.45)	(.42)		(.44)
Net asset value, end of period	$11.40	$11.46	$11.15	$11.06		$11.00
Total Return (%)a	2.71	6.58	5.06	4.46	b	3.41	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	349	296	152	119		80
Ratio of expenses before expense reductions (including interest expense) (%)c	.76	.79	.84	.93		.79
Ratio of expenses after expense reductions (including interest expense) (%)c	.76	.79	.84	.93		.79
Ratio of expenses after expense reductions (excluding interest expense) (%)	.76	.77	.78	.80		.79
Ratio of net investment income (%)	3.21	3.51	3.84	3.83		3.87
Portfolio turnover rate (%)	50	59	61	59		45
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class B	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$11.47	$11.16	$11.07	$11.01		$11.07
Income from investment operations: Net investment income	.27	.30	.33	.34		.35
Net realized and unrealized gain (loss)	(.06)	.32	.12	.06		(.06)
Total from investment operations	.21	.62	.45	.40		.29
Less distributions from: Net investment income	(.27)	(.30)	(.33)	(.34)		(.34)
Net realized gains	—	(.01)	(.03)	(.00	)*	(.01)
Total distributions	(.27)	(.31)	(.36)	(.34)		(.35)
Net asset value, end of period	$11.41	$11.47	$11.16	$11.07		$11.01
Total Return (%)a	1.87	5.68	4.22	3.65	b	2.62	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2	3		5
Ratio of expenses before expense reductions (including interest expense) (%)c	1.58	1.61	1.64	1.72		1.58
Ratio of expenses after expense reductions (including interest expense) (%)c	1.58	1.61	1.64	1.70		1.54
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.58	1.59	1.58	1.57		1.54
Ratio of net investment income (%)	2.39	2.69	3.04	3.06		3.12
Portfolio turnover rate (%)	50	59	61	59		45
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class C	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$11.46	$11.15	$11.06	$11.00		$11.06
Income from investment operations: Net investment income	.27	.31	.34	.34		.35
Net realized and unrealized gain (loss)	(.06)	.32	.12	.06		(.06)
Total from investment operations	.21	.63	.46	.40		.29
Less distributions from: Net investment income	(.27)	(.31)	(.34)	(.34)		(.34)
Net realized gains	—	(.01)	(.03)	(.00	)*	(.01)
Total distributions	(.27)	(.32)	(.37)	(.34)		(.35)
Net asset value, end of period	$11.40	$11.46	$11.15	$11.06		$11.00
Total Return (%)a	1.91	5.76	4.27	3.69	b	2.62	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	57	22	11		9
Ratio of expenses before expense reductions (including interest expense) (%)c	1.55	1.57	1.61	1.69		1.57
Ratio of expenses after expense reductions (including interest expense) (%)c	1.55	1.57	1.61	1.68		1.54
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.55	1.55	1.55	1.55		1.54
Ratio of net investment income (%)	2.42	2.73	3.07	3.08		3.12
Portfolio turnover rate (%)	50	59	61	59		45
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class S	2011		2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$11.47		$11.15	$11.07	$11.00		$11.06
Income from investment operations: Net investment income	.38		.41	.44	.44		.46
Net realized and unrealized gain (loss)	(.06)		.33	.11	.07		(.06)
Total from investment operations	.32		.74	.55	.51		.40
Less distributions from: Net investment income	(.38)		(.41)	(.44)	(.44)		(.45)
Net realized gains	—		(.01)	(.03)	(.00	)*	(.01)
Total distributions	(.38)		(.42)	(.47)	(.44)		(.46)
Net asset value, end of period	$11.41		$11.47	$11.15	$11.07		$11.00
Total Return (%)	2.88	a	6.81	5.16	4.75	a	3.65	a
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	667		590	397	381		389
Ratio of expenses before expense reductions (including interest expense) (%)b	.63		.64	.65	.75		.57
Ratio of expenses after expense reductions (including interest expense) (%)b	.59		.64	.65	.74		.55
Ratio of expenses after expense reductions (excluding interest expense) (%)	.59		.62	.59	.61		.55
Ratio of net investment income (%)	3.38		3.66	4.03	4.02		4.11
Portfolio turnover rate (%)	50		59	61	59		45
a Total return would have been lower had certain expenses not been reduced.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Institutional Class	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$11.47	$11.15	$11.07	$11.00	$11.07
Income (loss) from investment operations: Net investment income	.39	.43	.45	.46	.46
Net realized and unrealized gain (loss)	(.06)	.33	.11	.07	(.06)
Total from investment operations	.33	.76	.56	.53	.40
Less distributions from: Net investment income	(.39)	(.43)	(.45)	(.46)	(.46)
Net realized gains	—	(.01)	(.03)	(.00 )*	(.01)
Total distributions	(.39)	(.44)	(.48)	(.46)	(.47)
Net asset value, end of period	$11.41	$11.47	$11.15	$11.07	$11.00
Total Return (%)	2.98	6.95	5.27	4.88	3.61
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	304	230	119	147	150
Ratio of expenses (including interest expense) (%)a	.49	.51	.55	.62	.50
Ratio of expenses (excluding interest expense) (%)	.49	.49	.49	.49	.50
Ratio of net investment income (%)	3.48	3.79	4.13	4.14	4.16
Portfolio turnover rate (%)	50	59	61	59	45
a Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Intermediate Tax/AMT Free Fund (the "Fund") is a diversified series of DWS Tax Free Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate municipal bond into a special purpose trust (the "Trust"). In turn the Trust issues a short-term floating rate note and an inverse floater. The income stream from the underlying bond in the Trust is divided between the floating rate note and the inverse floater. The income provided by the inverse floater bears an inverse relationship with the short-term rate paid to the floating rate note holder. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is paid to a third party, usually a tax-exempt money market fund, at rates that generally reset weekly. The inverse floater earns all of the interest from the underlying fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the Trust. The inverse floater represents an investment in the underlying bond on a leveraged basis; the Fund bears all of the price risk of the underlying bond in the Trust and receives all the benefits from any potential appreciation of the underlying bond's value.

By holding the inverse floater, the Fund has the right to collapse the Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the Trust are included in "Interest expense and fees on floating rate notes issued" in the Statement of Operations.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

For the year ended May 31, 2011, the Fund's average balance of the floating rate notes issued was $18,750,000, based on forty-four days outstanding with a weighted average interest rate of 1.08%. The Fund had no floating rate notes issued as of May 31, 2011.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At May 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $1,320,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2018, the expiration date, whichever occurs first.

During the year ended May 31, 2011, the Fund utilized $49,000 of prior year capital loss carryforward.

In addition, from November 1, 2010 through May 31, 2011, the Fund incurred approximately $3,960,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed tax-exempt income	$1,541,920
Capital loss carryforward	$(1,320,000)
Net unrealized appreciation (depreciation) on investments	$43,384,251

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended May 31,
	2011	2010
Distributions from tax-exempt income	$44,338,320	$32,284,838
Distributions from ordinary income	$3,314	$486,015
Distributions from long-term capital gains	$—	$424,221

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended May 31, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $876,316,582 and $668,062,455, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The management fee payable under the Investment Management Agreement is at an annual rate of 0.315% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from October 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.60%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2011, the Administration Fee was $1,344,599, of which $116,978 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2011
Class A	$39,434	$—	$10,149
Class B	796	—	206
Class C	12,853	—	3,307
Class S	183,711	183,711	—
Institutional Class	45,601	—	14,582
	$282,395	$183,711	$28,244

In addition, the Advisor reimbursed $72,441 of sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2011
Class B	$12,751	$1,066
Class C	493,567	41,408
	$506,318	$42,474

In addition DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at May 31, 2011	Annual Effective Rate
Class A	$829,271	$200,208	.23%
Class B	4,247	988	.25%
Class C	164,522	40,469	.25%
	$998,040	$241,665

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2011 aggregated $45,004.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2011, the CDSC for Class B and C shares aggregated $15,201 and $23,311, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2011, DIDI received $28,582 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,485, of which $8,183 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2011.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2011		Year Ended May 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	18,565,954	$212,275,170	20,974,332	$237,420,510
Class B	7,389	85,696	34,046	383,772
Class C	2,437,164	27,903,350	3,405,140	38,574,840
Class S	24,528,224	278,449,494	24,007,803	271,644,242
Institutional Class	15,095,476	171,409,155	12,493,668	141,859,852
		$690,122,865		$689,883,216
Shares issued to shareholders in reinvestment of distributions
Class A	791,857	$8,995,642	490,274	$5,557,244
Class B	2,506	28,484	3,308	37,463
Class C	81,447	924,273	50,988	577,882
Class S	1,084,548	12,329,185	963,763	10,909,433
Institutional Class	744,214	8,450,567	490,074	5,552,814
		$30,728,151		$22,634,836
Shares redeemed
Class A	(14,565,174)	$(163,455,856)	(9,348,011)	$(105,201,235)
Class B	(27,935)	(316,691)	(89,826)	(1,012,835)
Class C	(1,754,774)	(19,667,824)	(459,064)	(5,209,029)
Class S	(18,566,095)	(209,093,806)	(9,075,808)	(102,765,639)
Institutional Class	(9,294,601)	(104,758,950)	(3,574,014)	(40,467,735)
		$(497,293,127)		$(254,656,473)
Net increase (decrease)
Class A	4,792,637	$57,814,956	12,116,595	$137,776,519
Class B	(18,040)	(202,511)	(52,472)	(591,600)
Class C	763,837	9,159,799	2,997,064	33,943,693
Class S	7,046,677	81,684,873	15,895,758	179,788,036
Institutional Class	6,545,089	75,100,772	9,409,728	106,944,931
		$223,557,889		$457,861,579

F. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and unclaimed proceeds were then paid to the Fund in the amount of $359. This payment is included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets for the year ended May 31, 2011. The amount of the payment was less than 0.01% of the Fund's average net assets, thus having no impact on total return.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Tax-Free Trust and the Shareholders of DWS Intermediate Tax/AMT Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Intermediate Tax/AMT Free Fund (the "Fund") at May 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts July 26, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2011, 100% are designated as exempt-interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of May 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	113	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	113	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	113	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		113	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	113	—
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	113	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	113	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	113	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	113	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	113	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	113	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	116	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President and CEO, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President and CEO of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZMAX	SZMBX	SZMCX	SCMTX	SZMIX
CUSIP Number	23337X-103	23337X-202	23337X-301	23337X-509	23337X-707
Fund Number	445	645	745	2045	1445

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS INTERMEDIATE TAX/AMT FREE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$73,880	$0	$0	$0
2010	$72,432	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$9,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services
The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Intermediate Tax/AMT Free Fund, a series of DWS Tax Free Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 27, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 27, 2011